Exhibit 99.3 MarineMax to Acquire IGY Marinas August 9, 2022

Disclaimer Information contained in this presentation, other than historical information, should be considered forward-looking and subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the operating results, performance and financial condition of the Company are the general economic environment, which has and can greatly impact the marine industry; the availability and cost of borrowed funds; the level of consumer spending and available financing; continued availability of key products; and other factors discussed in MarineMax's filings with the Securities and Exchange Commission. 2

IGY Marinas Overview § IGY Marinas is a leading nautical hospitality brand, owner, operator, and manager of an integrated network of luxury marinas with a significant component designed for the superyacht community § Over the past 17 years, IGY Marinas’ management team has built an interconnected ecosystem and a global portfolio of unique assets through organic growth and acquisitions, strategically targeting the highly traveled Americas, Caribbean, and European superyacht destinations § IGY Marinas has achieved significant growth in recent years with acquisitions of irreplaceable properties bringing their portfolio to 23 marinas handling 8,000 total vessels across 12 countries § Through IGY Trident, a recently launched exclusive membership program, superyacht owners can secure scarce superyacht berthing in the most coveted locations along the superyacht migratory pattern § Venue for exclusive events such as the Cannes Yachting Festival, Cannes Lions International Festival of Creativity, Superyacht Miami, and Art Basel § IGY Marinas expects revenue to exceed $100 million in calendar 2022 § Expansive pipeline and global brand recognition creates an unparalleled platform for growth 3

Global Reach of IGY Marinas 4,700 BERTHS 12 COUNTRIES 23 MARINAS WORLDWIDE 8,000 ANNUAL VESSEL CUSTOMERS 4 4

Transformative Global Growth Opportunity for MarineMax IGY Marinas strengthens MarineMax’s position as the preeminent leader in the superyacht industry creating opportunities to offer unique high value products and services IGY Marinas provides global comprehensive yachting services and experiences in premier locations with exclusive service offerings IGY Marinas offers a growing network of renowned best-in-class marinas for service and quality Expands product and services offerings with high margin businesses More than doubles MarineMax’s recurring resilient marina revenue with significant opportunities for growth Enhances financial flexibility of balance sheet to support strategic growth opportunities 5

Proven History of Accretive Strategic Acquisitions

MARINEMAX HAS SUCCESSFULLY INTEGRATED 49 ACQUISITIONS SINCE INCEPTION

Recent Acquisitions	Date	Location	Business/Industry
Superyacht Management, S.A.R.L.	April 2022	France	**Superyacht Services**
Texas MasterCraft	November 2021	Texas	**Towboat Dealer**
Intrepid Powerboats	November 2021	Worldwide	**Product**
Nisswa Marine	July 2021	Minnesota	**Boat Dealer / Storage**
Cruisers Yachts	May 2021	Worldwide	**Product**
SkipperBud's & Silver Seas Yachts	October 2020	Great Lakes region and West Coast	**Boat Dealer / Marinas**
Newcoast Insurance Services *(formerly Private Insurance Services)*	July 2020	Worldwide	**Insurance Services**
Northrop & Johnson	July 2020	Worldwide	**Superyacht Services**
Boatyard, Inc.	February 2020	Worldwide	**Technology**
Fraser Yachts Group	July 2019	Worldwide	**Superyacht Services**
Sail & Ski Center	April 2019	Texas	**Boat Dealer**

NOTE: The above list is illustrative of MarineMax's recent acquisitions across marine services and products

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Expands Superyacht Services & Customer Reach

ADDRESSABLE MARKET

- MarineMax and IGY have favorable future industry trends
- IGY is well-positioned to benefit from the growing ultra-high net worth customer segment and their corresponding demand for superyachts
- MarineMax's complementary service and sales infrastructure will support IGY's expected growth
- Limited global marina supply magnifies network effects and recurring revenue

SUPERYACHT TRENDS

- Record number of superyachts in the marketplace
- Largest backlog of superyachts under construction
- Trends toward larger product
- Scarcity of slips worldwide, in particular for larger vessels
- Charter demand has increased dramatically
- Record superyacht sales demand
- Strong growth and resilience for superyacht business

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Superyacht Production and Ultra-High Net Worth Population 1 TOTAL SUPERYACHTS COMPLETED & IN PRODUCTION 6,000 650 5,564 5,402 5,500 5,245 600 5,096 4,950 600 4,851 5,000 4,704 550 4,547 4,404 4,500 4,254 4,083 500 4,000 496 493 489 485 485 480 479 477 476 450 3,500 462 3,000 400 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022p Completed In Production 2 GLOBAL ULTRA-HIGH NET WORTH POPULATION 775,421 800,000 730,444 750,000 688,075 700,000 648,164 650,000 610,568 600,000 558,616 550,000 500,000 450,000 400,000 350,000 300,000 2020 2021 2022p 2023p 2024p 2025p 8 1 2 Global Order Book, The Superyacht Agency, The Superyacht Report. Note: Data based on yachts 100 ft (~30m) in length or larger, Knight Franks 2022 Wealth Report.

Strategic Benefits of IGY Marinas

MarineMax

STRATEGIC RATIONALE

One-of-a-kind global network of irreplaceable marinas backed by a trusted brand

Synergistic opportunities with MarineMax's Fraser Yachts and Northrop & Johnson superyacht companies

Expands MarineMax's high margin businesses

Favorable market demand dynamics driven by increasing yacht sales and limited slip availability

Creates a new platform for future product and services growth

Leverages IGY's scale

TSR

FINANCIAL BENEFITS

Aligns with MarineMax's strategic plan to expand recurring resilient marina revenue

Ability to generate cash and continue to grow all aspects of the business

Further expands high margin businesses while reducing business cyclicality

More than doubles marina revenue in first year

Accretive in first full twelve months post-closing

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STRONG LEADERSHIP TEAM WITH OVER 160 YEARS OF COMBINED INDUSTRY EXPERIENCE AND EXCEPTIONAL OPERATIONAL TRACK RECORD

Meaningful Future Benefits and Synergies WHAT MARINEMAX BRINGS TO IGY MARINAS WHAT IGY MARINAS BRINGS TO MARINEMAX § Experienced and talented management team§ High barriers to entry for global assets with unparalleled scale and loyalty § Expertise in superyacht services and industry recognition § Global presence in the highest superyacht trafficked markets § Successful history as a strategic partner with superyacht and waterways services businesses § High margin business with recurring revenue § Cross-sell opportunities with Fraser Yachts and Northrop & Johnson § Diverse and loyal customer base with 50% of customers having § Strong balance sheet with capacity to invest in future stayed at multiple IGY marinas growth opportunities § Strong brand recognition § Leverage the latest technology to ensure superior customer experiences§ Exclusive IGY Trident membership opportunities § Comprehensive yacht management platform § Ability to navigate through cycles and downturns 10

Transaction Overview PURCHASE PRICE LEADERSHIP § $480 million § Tom Mukamal, CEO of IGY Marinas, and the IGY Marinas existing management team § Additional earnout potential of up to $100 will continue to lead the growth and million two years after closing, based on operations of the business defined earnings performance metrics FINANCING ESTIMATED CLOSING § Leverage ratio, net of cash, post-closing § First half of fiscal 2023 expected to approximate 1x EBITDA on a § Subject to the satisfaction of customary proforma trailing twelve-months basis closing conditions § Ample capacity to continue to fund growth opportunities § Consideration is on-hand liquidity and new ACCRETION $400 million delayed draw term debt facility § Accretive in first full twelve months § Maturity: August 2027 post-closing § Rate: SOFR plus spread currently: 3.79% approximately 1111

Summary § IGY Marinas strengthens MarineMax’s position as the preeminent leader in the superyacht industry creating opportunities to offer unique high value products and services § IGY Marinas provides global comprehensive yachting services and experiences in premier locations with exclusive service offerings § IGY Marinas offers a growing network of renowned best-in-class marinas for service and quality § Expands product and services offerings with high margin businesses § More than doubles MarineMax’s recurring resilient marina revenue with significant opportunities for growth § Enhances financial flexibility of balance sheet to support strategic growth opportunities 12